SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2004

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

            DELAWARE                333-110437                41-1955181
            --------                ----------                ----------
         (State or other     (Commission file number)      (I.R.S. employer
         jurisdiction of                                  identification no.)
         incorporation)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
    ------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (952) 857-7000
                                                            --------------
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.        Other Events.
               ------------

Filing of Independent Registered Public Accounting Firm's Consent

        The consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 (the "2003 Financial Statements"), were incorporated by reference in the Prospectus Supplement relating to the Residential Asset Mortgage Products, Inc., GMACM Home Equity Loan-Backed Term Notes, Series 2004-HE3 (the "Prospectus Supplement").

        The 2003 Financial Statements have been audited by PricewaterhouseCoopers LLP, and the consent of PricewaterhouseCoopers LLP to (i) the incorporation by reference of their report on such financial statements in the Prospectus Supplement and (ii) their being named as "Experts" in the Prospectus Supplement, is attached hereto as Exhibit 23.1.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits

        23.1   Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE
                               PRODUCTS, INC.



                               By:    /s/ Patricia C. Taylor
                                     -----------------------------------
                               Name:   Patricia C. Taylor
                               Title:  Vice President


Dated:  June 28, 2004

                                  Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of Residential Asset Mortgage Products, Inc., GMACM Home Equity Loan-Backed Term Notes, Series 2004-HE3 of our report dated February 5, 2004 relating to the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, which appears as an exhibit in Financial Security Assurance Holdings Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus Supplement.


/s/ PricewaterhouseCoopers LLP


New York, New York
June 25, 2004